Exhibit 99.1

DONLIN GOLD REPORTS EXCELLENT INITIAL 2022 DRILL PROGRAM RESULTS

YIELDING ENCOURAGING ASSAYS WITH MORE HIGH-GRADE GOLD INTERCEPTS COUPLED WITH IMPORTANT GRADE CONTINUITY

July 28, 2022 – Anchorage, AK – Donlin Gold LLC (“Donlin Gold”), owned 50/50 by Barrick Gold Corporation (“Barrick”) (TSX: ABX) (NYSE: GOLD) and NOVAGOLD RESOURCES INC. (“NOVAGOLD”) (TSX, NYSE American: NG), is pleased to report the initial assay results for the 2022 drill program.

The drill program is progressing ahead of schedule with 26,800 meters of the originally planned 34,000-meter drill program completed to date, and assay results received from approximately 9,870 meters of drilling. The results support the recent modelling concepts, and strategic mine planning work.

The site crew (150 employees, contractors, and student interns), a majority of which are local hires representing 24 Yukon-Kuskokwim (Y-K) communities in Alaska, are working on a two-week rotation schedule and continue to advance project activities at a good pace.

With the largest budget in more than a decade, the owners are advancing the Donlin Gold project up the value chain and are working toward a feasibility study decision, subject to Donlin Gold LLC Board approval.

A workshop with Barrick and NOVAGOLD will take place in September at the Donlin Gold project in Alaska to review the work completed to date and lay the path forward.

Statements by the Owners

Barrick President and Chief Executive Mark Bristow said, “as expected, the drill program for 2022 continues to enhance our understanding of the ore bodies that make up the Donlin project. Also encouraging is that this year’s drilling campaign is ahead of schedule and results so far support the most recent modelling concepts as we focus on moving the project toward a feasibility study decision. I look forward to the Donlin Gold workshop in Alaska in September to advance these efforts.”

Greg Lang, NOVAGOLD’s President and CEO, said, “The 2022 drill program has been extremely exciting, not to mention rewarding. With the latest set of assays, we continue to enjoy some of the best gold intercepts in the mining industry. The outstanding results reported today, such as the high-grade at ACMA and the deep exploration work, further substantiate Donlin Gold’s potential, and the recent modelling concepts, in support of the strategic mine planning work and the engineering studies. We have significantly de-risked Donlin Gold over many years, taking it up the value chain so as to improve and enhance the value of the project for all our stakeholders. This progress is demonstrated through our commitment and dedication to building trust and transparency with our Alaska Native Corporation partners, Calista Corporation and The Kuskokwim Corporation, with whom we have created a model for responsible mining development.”

Dan Graham, General Manager of Donlin Gold added, “Donlin Gold’s top priorities continue to be the health and safety of our people following the best practices in environmental stewardship for the benefit of the people of Alaska. We could not be more pleased with the work of our 2022 Donlin Gold site crew. While exceeding productivity rates and running ahead of schedule, the overall morale of employees has been high and our safety record has remained strong. Moreover, we are most gratified to report that, during the program, the majority of our 150 employees and contractors were local hires from 24 Y-K communities in Alaska.”

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Delivering Results

The prime focus of our activities this year is to undertake a 34,000-meter drill program with tight-spaced grid drilling as well as in-pit and ex-pit exploration; and to input the results from this drilling into the geologic modelling and interpretation work that is being used for updated resource models. In June, the Donlin Gold LLC Board approved an additional 43 drill holes and 8,380 meters to infill one of the 20-meter grids to 10-meter spacing. In addition to the engineering studies underway to support the mining schedules and life of mine business plans, this program will enable us to proceed with the preparation of an updated feasibility study, subject to a formal decision by the Donlin Gold LLC Board.

Following the excellent results of 2021, we are encouraged by the expanded drill program for 2022, with drilling also focused on upside prospects in the ACMA and Lewis pits where drilling so far has been limited. The new assays we received have thus far yielded some outstanding intercepts, with the five top intervals released today being:

DC22-2040 intersected 52.27 m grading 14.63 g/t gold starting at 232.95 m drilled depth, including sub intervals of 13.94 m grading 33.95 g/t gold starting at 232.95 m drilled depth and 16.45 m grading 13.50 g/t gold starting at 257.18 m drilled depth;

DC22-2040 intersected 18.65 m grading 10.78 g/t gold starting at 197.60 m drilled depth, including a sub interval of 7.68 m grading 19.69 g/t gold starting at 199.35 m drilled depth;

DC22-2056 intersected 73.98 m grading 4.21 g/t gold starting at 99.82 m drilled depth, including a sub interval of 6.16 m grading 18.20 g/t gold starting at 109.12 m drilled depth;

DC22-2063 intersected 12.10 m grading 22.15 g/t gold starting at 130.04 m drilled depth, including a sub interval of 5.43 m grading 47.17 g/t starting 135.48 m drilled depth; and

DC22-2067 intersected 44.58 m grading 4.50 g/t gold starting at 464.06 m drilled depth, including sub intervals of 3.11 m grading 10.79 g/t gold starting at 464.06 m drilled depth and 6.35 m grading 10.26 g/t gold starting at 496.00 m drilled depth.

Drill-hole collar locations and five of the top intervals are shown in Figure 1.

Drill-hole orientations, depths and significant intervals are shown in Tables 1 and 2, respectively, in the Appendix at the end of this release.

DC22-2063 interval is subparallel to a mineralized fault zone and mineralized dyke.

DC22-2067 interval is subparallel to a mineralized fault zone.

The team of 150 people at Donlin Gold are advancing drilling activities at a fine pace, with the drilling expected to wrap-up in the fall. The health and safety of our workforce is a priority. Donlin Gold has implemented strict safety protocols, while COVID-19 mitigation measures remain in place to ensure that the staff rotations in and out of the camp are conducted in both an efficient and safe manner.

Donlin Gold 2022 Project Budget

The 2022 budget for Donlin Gold LLC (on a 100% basis) is set at $60 million, split equally between the two owners. The focus is to refresh geologic modelling and interpretation work for an updated resource model as well as engineering activities to inform an updated feasibility study decision. Approximately 34,000 meters of in-pit and below-pit drilling was planned under the original scope, in addition to fieldwork, for the Alaska Dam Safety Certifications, environmental studies, and external affairs efforts. An additional $4.8 million (100% basis) was approved by the Donlin Gold LLC Board for the additional 8,380 drill meter workplan.

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The owners will continue to advance the Donlin Gold project as they have done for many years in a financially disciplined manner with a clear focus on a strong safety culture, engineering excellence, environmental stewardship, and active community engagement.

About Donlin Gold

The Donlin Gold project is located in Alaska, the second largest gold-producing state in the United States. With approximately 39 million ounces of gold grading 2.24 grams per tonne in the measured and indicated mineral resource categories (100 percent basis)1, Donlin Gold hosts one of the largest and highest-grade undeveloped open-pit gold endowments in the world. The planned pits in which the existing resources are sited occupy only three kilometers of an eight-kilometer mineralized belt, which itself is located on less than 5% of Donlin Gold’s land position. Current activities at Donlin Gold are focused on the drill program, optimization efforts, community outreach, and advancing the remaining State permitting actions.

Donlin Gold is a committed partner to the Alaska Native communities both surrounding the project and within the State as a whole. This commitment underpins our approach and is also reflected in the way in which the asset itself is structured. An important factor that distinguishes Donlin Gold from most other mining assets in Alaska is that the project is located on private land designated for mining activities under the 1971 Alaska Native Claims Settlement Act (ANCSA). Donlin Gold has entered into life-of-mine agreements with Calista, which owns the subsurface mineral rights and some surface land rights, and The Kuskokwim Corporation (TKC), a collection of 10 village corporations, which owns the majority of surface land rights. Donlin Gold is committed to providing employment opportunities, scholarships, and preferential contract considerations to Calista and TKC shareholders. The life-of-mine agreements include a revenue-sharing structure established in the context of the ANCSA, which resolved Alaska Native land claims and allotted some 44 million acres of land for use by Alaska Native Corporations. Additionally, our long-term commitment to economic development in the Y-K region is exemplified by Donlin Gold’s support of TKC’s initiative to launch energy and infrastructure projects in middle Kuskokwim villages. These partnerships, activities, and programs are illustrative of Donlin Gold’s commitment to sustainable and responsible development of the project for the benefit of all stakeholders.

______________________________

1 Donlin Gold data as per the 2021 Technical Report and S-K 1300 Report (both as defined herein). Donlin Gold possesses Measured Resources of approximately 8 Mt grading 2.52 g/t and Indicated Resources of approximately 534 Mt grading 2.24 g/t, each on a 100% basis and inclusive of Mineral Reserves, of which approximately 4 Mt of Measured Resources and approximately 267 Mt of Indicated Resources inclusive of Reserves is attributable to NOVAGOLD through its 50% ownership interest in Donlin Gold LLC. Exclusive of Mineral Reserves, Donlin Gold possesses Measured Resources of approximately 1 Mt grading 2.23 g/t and Indicated Resources of approximately 69 Mt grading 2.44 g/t, of which approximately 0.5 Mt of Measured Resources and approximately 35 Mt of Indicated Resources exclusive of Mineral Reserves is attributable to NOVAGOLD. Donlin Gold possesses Proven Reserves of approximately 8 Mt grading 2.32 g/t and Probable Reserves of approximately 497 Mt grading 2.08 g/t, each on a 100% basis, of which approximately 4 Mt of Proven Reserves and approximately 249 Mt of Probable Reserves is attributable to NOVAGOLD. Mineral Reserves and Resources have been estimated in accordance with NI 43-101 and S-K 1300.

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FIGURE 1 Drill Hole Collar Locations

DC22-2063
12.10 m at 22.15 g/t, including a sub interval of 5.43 m grading 47.17 g/t
DC22-2056
73.98 m at 4.21 g/t, including a sub interval of 6.16 m grading 18.20 g/t
DC22-2067
44.58 m at 4.50 g/t, including sub intervals of 3.11 m at 10.79 g/t and 6.35 m at 10.26 g/t
DC22-2040
52.27 m at 14.63 g/t, including sub intervals of 13.94 m at 33.95 g/t and 16.45 m at 13.50 g/t
DC22-2040
18.65 m at 10.78 g/t, including a sub interval of 7.68 m at 19.69 g/t
A'
A
Lewis Grid
Divide Grid
West ACMA Grid
DC22-2116
DC22-2063
DC22-2056
DC22-2040
DC22-2035
DC22-2097
DC22-2051
DC22-2106
DG22-2094
DC22-2082
DC22-2101
DC22-2108
DC22-2067
2022 Drill Hole Map
All Assays Reported
Assays Pending
Planned Drill Hole
Grid Pattern

Depicted grid system is based on NAD83 UTM zone 4N coordinates. Longitudinal Section View orientation below taken at A – A’ orientation depicted above.

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FIGURE 2 Longitudinal Section View of the ACMA and Lewis Deposits

QA/QC Procedures

The QA/QC procedures for the 2022 Donlin Gold project drill program and sampling protocol were developed and managed by Donlin Gold and overseen by Barrick and NOVAGOLD. The chain of custody from the drill site to the sample preparation facility was continuously monitored. All samples are HQ-diameter core. Approximately 94% core recovery has been achieved during the 2022 drill program. Core was logged, cut, and sampled at site by Donlin Gold employees. Samples were primarily collected on one- to two-meter lengths. Sampled half-core was crushed in Bureau Veritas’ Juneau and Fairbanks, Alaska sample preparation facilities. Crushed samples were sent to Bureau Veritas’ lab in Vancouver, British Columbia for pulverizing and gold assays and pulverized splits to an ALS Limited lab in Vancouver, British Columbia for multi-element analysis. Quality control samples were inserted (standards at 5% of primary samples, blanks at 5% of primary samples and duplicates at 2.5% of primary samples) into each batch of samples. The review of the quality control samples did not indicate any bias or error. Out of bounds quality control samples were handled with appropriate reruns and investigations. There are no known factors that would materially affect the accuracy or reliability of the drill program data referred to in this media release.

Downhole directional surveys were completed on all reported completed holes by Boart Longyear drill operators, and collar surveys were completed by Donlin Gold staff under the supervision of Professional Licensed Surveyors from Brice Engineering LLC.

Each of Bureau Veritas, ALS Limited, Boart Longyear, and Brice Engineering LLC are independent of Donlin Gold, Barrick, and NOVAGOLD.

Scientific and Technical Information

In mid-2021, NOVAGOLD engaged Wood Canada Limited (“Wood”) to update the Second Updated Feasibility Study on Donlin Gold completed in 2011 (the “2011 Technical Report”). This update resulted in a report titled “NI 43-101 Technical Report on the Donlin Gold Project, Alaska, USA” with an effective date of June 1, 2021 (the “2021 Technical Report”). In 2021, NOVAGOLD also engaged Wood to prepare a Donlin Gold technical report summary in accordance with Subpart 229.1300 of Regulation S-K – Disclosure by Registrants Engaged in Mining Operations (“S-K 1300”) as of November 30, 2021. The resulting report is titled “S-K 1300 Technical Report Summary on the Donlin Gold Project, Alaska, USA” (“S-K 1300 Report”), current as of November 30, 2021. Wood incorporated 2020 costs and new gold price guidance to meet the NOVAGOLD’s reporting requirements. The resultant 2021 Technical Report and S-K 1300 Report showed no material change to the previously reported mineral resources or mineral reserves.

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NOVAGOLD is a registrant with the SEC and is reporting its Mineral Resources and Mineral Reserves in accordance with S-K 1300 as of November 30, 2021. While the S-K 1300 rules are similar to National Instrument 43-101 Standards of Disclosure for Mineral Projects (“NI 43-101”) rules in Canada, they are not identical and therefore two reports have been produced for the Donlin Gold project.

Certain scientific and technical information contained herein with respect to the Donlin Gold project is derived from the 2021 Technical Report and the S-K 1300 Report. Henry Kim, P.Geo., Senior Resource Geologist, Wood Canada Limited; Mike Woloschuk, P.Eng., VP Global Business Development & Consulting, Wood Group USA, Inc.; and Kirk Hanson, MBA, P.E., Technical Director, Open Pit Mining, Wood Group USA, Inc. are the Qualified Persons responsible for the preparation of the 2021 Technical Report, and each is an independent Qualified Person as defined by National Instrument 43-101 (“NI 43-101”). Wood prepared the S-K 1300 Report.

Paul Chilson, P.E., who is the Manager of Mine Engineering for NOVAGOLD and a Qualified Person under NI 43-101, has approved and verified the scientific and technical information related to the 2021 and 2022 Donlin Gold project drill programs, the 2021 Technical Report and the S-K 1300 Report contained in this media release. To verify the information related to the drilling programs, he has visited the property in the past year; discussed logging, sampling, and sample shipping processes with responsible site staff; discussed and reviewed assay and QA/QC results with responsible personnel; and reviewed supporting documentation, including drill hole location and orientation and significant assay interval calculations.

Octavia Bath, P.Geo., who is a Barrick Mineral Resource Manager and a Qualified Person under NI 43-101 has reviewed and approved the assay results for the Donlin Gold project contained in this media release.

Barrick Contacts:

Kathy du Plessis

Investor and Media Relations

+44 20 7557 7738

Email: barrick@dpapr.com

Kevin Annett

CFO, North America

Tel: +1 416-307-3660

www.barrick.com

NOVAGOLD Contacts:

Mélanie Hennessey
Vice President, Corporate Communications

Tel: +1 604-669-6227 or 1-866-669-6227

Email: info@novagold.com

www.novagold.com

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Cautionary Note Regarding Forward-Looking Statements

This media release includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are frequently, but not always, identified by words such as “expects”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of Barrick and NOVAGOLD considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results, activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding assay results; the anticipated timing of a decision by the Board of Donlin Gold LLC to prepare a feasibility study update; anticipated benefits from recent drill programs including an improved geological model for Donlin Gold; the work program for the 2022 field season; the continuing priorities of Donlin Gold, including the health and safety of our people; ongoing support provided to key stakeholders including Native Corporation partners; the potential impact of the coronavirus global pandemic (COVID-19) on the development of Donlin Gold; the potential development and construction of Donlin Gold; the sufficiency of funds to continue to advance development of Donlin Gold; perceived merit of properties; mineral reserve and resource estimates; Donlin Gold’s ability to secure the permits needed to construct and operate the Donlin Gold project in a timely manner, if at all; and legal challenges to Donlin Gold’s existing permits. In addition, any statements that refer to expectations, intentions, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements are not historical facts but instead represent the management expectations of Donlin Gold’s, Barrick’s and NOVAGOLD’s estimates and projections regarding future events or circumstances on the date the statements are made.

Important factors that could cause actual results to differ materially from expectations include the need to obtain additional permits and governmental approvals; the timing and likelihood of securing permits; the need for additional financing to explore and develop properties and availability of financing in the debt and capital markets; the spread and impact of COVID-19; uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; exploitation and exploration successes; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between Barrick and NOVAGOLD for the continued exploration, development and eventual construction of the Donlin Gold project; the need for cooperation of government agencies and native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, disease pandemics, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether a positive construction decision will be made regarding Donlin Gold; and other risks and uncertainties disclosed in Barrick’s most recent Form 40-F/Annual Information Form on file with the United States Securities and Exchange Commission (SEC) and Canadian provincial securities authorities, and NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the "Risk Factors" sections of those reports and other documents filed by Barrick and NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting NOVAGOLD’s website at www.novagold.com, Barrick’s website at www.barrick.com, or the SEC's website at www.sec.gov, or at www.sedar.com. The forward-looking statements contained herein reflect the beliefs, opinions, and projections of Donlin Gold, NOVAGOLD, and Barrick on the date the statements are made. Donlin Gold, NOVAGOLD and Barrick assume no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

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APPENDIX

TABLE 1

Drill Hole Orientations* and Depths

HOLE	Azimuth (°)	Inclination (°)	Depth (m)
DC22-2033	331	61	254.51
DC22-2034	331	62	287.43
DC22-2035	238	45	877.52
DC22-2036	328	59	245.06
DC22-2037	335	59	289.86
DC22-2038	331	61	248.72
DC22-2039	331	56	289.26
DC22-2040	333	60	309.37
DC22-2041	331	61	261.82
DC22-2042	336	58	264.57
DC22-2043	329	60	230.12
DC22-2044	331	59	288.34
DC22-2045	331	60	224.94
DC22-2046	333	60	239.57
DC22-2047	331	59	230.12
DC22-2048	331	61	166.73
DC22-2049	331	61	145.24
DC22-2050	333	59	219.46
DC22-2051	242	52	851.61
DC22-2052	335	61	139.90
DC22-2053	334	59	292.91
DC22-2054	334	60	188.37
DC22-2055	335	62	215.19
DC22-2056	334	60	184.40
DC22-2057	335	59	244.45
DC22-2058	332	61	196.90
DC22-2059	339	60	234.85
DC22-2060	330	59	157.28
DC22-2061	331	59	247.80
DC22-2062	332	60	239.88
DC22-2063	334	58	300.38
DC22-2064	334	58	230.12
DC22-2065	332	59	225.55
DC22-2066	334	59	225.55
DC22-2067	246	52	777.54
DC22-2068	333	62	240.18
DC22-2069	333	61	260.60
DC22-2070	332	60	240.79
DC22-2071	330	61	225.55
DC22-2072	333	59	223.88

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DC22-2073	330	61	233.17
DC22-2074	332	61	240.03
DC22-2075	330	59	233.78
DC22-2076	333	60	227.99
DC22-2077	330	61	211.68
DC22-2078	333	59	230.12
DC22-2079	334	61	235.00
DC22-2080	332	58	256.34
DC22-2081	332	59	239.88
DC22-2082	245	54	789.43
DC22-2083	328	64	220.07
DC22-2084	335	62	209.09
DC22-2085	334	57	249.94
DC22-2086	334	58	210.31
DC22-2087	332	56	220.37
DC22-2088	334	59	219.46
DC22-2089	332	59	243.84
DC22-2090	330	58	220.07
DC22-2091	334	60	260.30
DC22-2092	333	59	225.55
DC22-2093	334	59	235.00
DC22-2094	327	63	915.10
DC22-2095	335	58	199.95
DC22-2096	332	60	275.84
DC22-2097	256	70	483.11
DC22-2098	337	58	199.95
DC22-2099	333	58	227.38
DC22-2100	334	57	216.56
DC22-2101	311	64	522.43
DC22-2102	331	60	227.08
DC22-2103	330	61	291.08
DC22-2104	330	60	239.57
DC22-2105	336	59	275.84
DC22-2106	324	62	920.95
DC22-2107	334	60	265.18
DC22-2108	294	67	557.78
DC22-2109	334	62	303.28
DC22-2110	331	61	289.56
DC22-2111	332	61	245.36
DC22-2113	334	63	259.99
DC22-2114	334	61	256.95
DC22-2115	334	60	311.05

* Note that azimuth and inclination values vary as each hole progresses. The stated values are hole averages, rounded to the nearest degree.

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TABLE 2

2021 Donlin Gold Significant Assay Intervals

Hole ID	Area	From (Meters)	To (Meters)	Length (Meters)	Au Grade (g/t)
DC22-2033	ACMA	33.04	36.50	3.46	1.24
DC22-2033		42.17	50.01	7.84	2.79
DC22-2033		105.65	126.32	20.67	2.76
DC22-2033		172.08	176.43	4.35	1.03
DC22-2033		185.79	189.64	3.85	1.87
DC22-2033		TOTAL		40.17	2.36
DC22-2034	ACMA	44.35	48.16	3.81	1.78
DC22-2034		116.29	129.32	13.03	6.40
including		121.31	127.97	6.66	10.51
DC22-2034		140.80	145.80	5.00	10.39
DC22-2034		208.38	220.88	12.50	2.18
DC22-2034		TOTAL		34.34	4.93
DC22-2035	ACMA	433.53	440.95	7.42	6.30
DC22-2035		651.24	682.65	31.41	3.81
DC22-2035		751.88	756.10	4.22	8.15
DC22-2035		TOTAL		43.05	4.67
DC22-2036	ACMA	137.33	144.48	7.15	3.39
DC22-2036		152.57	159.29	6.72	2.94
DC22-2036		TOTAL		13.87	3.17
DC22-2037	ACMA	109.24	119.58	10.34	3.07
DC22-2037		TOTAL		10.34	3.07
DC22-2038	ACMA	114.50	126.63	12.13	3.24
DC22-2038		185.16	190.15	4.99	4.90
DC22-2038		TOTAL		17.12	3.72
DC22-2039	ACMA	122.46	126.13	3.67	3.46
DC22-2039		TOTAL		3.67	3.46
DC22-2040	ACMA	97.26	105.21	7.95	2.77
DC22-2040		114.45	122.41	7.96	1.50
DC22-2040		139.25	154.84	15.59	3.64
DC22-2040		197.60	216.25	18.65	10.78
including		199.35	207.03	7.68	19.69
DC22-2040		232.95	285.22	52.27	14.63
including		232.95	246.89	13.94	33.95
including		257.18	273.63	16.45	13.50
DC22-2040		TOTAL		102.42	10.31
DC22-2041	ACMA	75.03	81.99	6.96	4.60
DC22-2041		86.43	101.36	14.93	1.82
DC22-2041		105.74	113.42	7.68	4.43
DC22-2041		174.29	187.45	13.16	7.47
DC22-2041		TOTAL		42.73	4.48

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DC22-2042	ACMA	19.80	34.44	14.64	3.09
DC22-2042		95.10	102.28	7.18	3.71
DC22-2042		152.80	162.62	9.82	2.93
DC22-2042		168.21	187.81	19.60	4.06
DC22-2042		196.04	205.46	9.42	5.22
DC22-2042		TOTAL		60.66	3.78
DC22-2043	ACMA	49.61	58.38	8.77	7.23
DC22-2043		144.97	168.48	23.51	6.20
DC22-2043		TOTAL		32.28	6.48
DC22-2044	ACMA	26.21	30.14	3.93	2.78
DC22-2044		157.31	166.42	9.11	3.62
DC22-2044		171.95	176.69	4.74	4.55
DC22-2044		TOTAL		17.78	3.69
DC22-2045	ACMA	12.53	18.23	5.70	3.95
DC22-2045		41.42	58.40	16.98	1.56
DC22-2045		63.84	73.05	9.21	2.40
DC22-2045		128.03	133.50	5.47	3.18
DC22-2045		138.75	146.20	7.45	1.74
DC22-2045		158.22	170.45	12.23	1.93
DC22-2045		205.38	213.77	8.39	1.92
DC22-2045		TOTAL		65.43	2.16
DC22-2046	ACMA	24.38	32.42	8.04	5.25
DC22-2046		109.52	135.25	25.73	5.22
DC22-2046		176.88	194.04	17.16	3.48
DC22-2046		207.43	212.14	4.71	1.32
DC22-2046		220.58	223.77	3.19	1.02
DC22-2046		TOTAL		58.83	4.18
DC22-2047	ACMA	37.19	47.66	10.47	2.37
DC22-2047		135.33	140.13	4.80	9.08
including		136.37	140.13	3.76	11.06
DC22-2047		151.83	176.24	24.41	3.76
DC22-2047		TOTAL		39.68	4.04
DC22-2048	ACMA	6.44	10.48	4.04	5.16
DC22-2048		23.77	30.48	6.71	7.43
DC22-2048		36.88	43.61	6.73	3.48
DC22-2048		94.64	106.83	12.19	3.11
DC22-2048		111.17	143.61	32.44	1.18
DC22-2048		TOTAL		62.11	2.74
DC22-2049	ACMA	10.97	16.20	5.23	6.51
DC22-2049		95.70	112.44	16.74	2.76
DC22-2049		TOTAL		21.97	3.65
DC22-2050	ACMA	38.40	42.93	4.53	1.22
DC22-2050		98.40	123.70	25.30	2.82
DC22-2050		137.98	162.88	24.90	2.74
DC22-2050		TOTAL		54.73	2.65

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DC22-2051	ACMA	69.70	80.01	10.31	1.27
DC22-2051		119.52	126.19	6.67	1.72
DC22-2051		343.75	356.05	12.30	3.24
DC22-2051		437.45	474.88	37.43	2.35
DC22-2051		533.86	565.30	31.44	4.63
including		545.90	550.40	4.50	11.45
DC22-2051		693.27	708.65	15.38	6.81
including		698.89	703.53	4.64	16.59
DC22-2051		746.67	767.93	21.26	3.74
DC22-2051		TOTAL		134.79	3.58
DC22-2052	ACMA	6.36	17.07	10.71	2.43
DC22-2052		100.72	104.92	4.20	1.93
DC22-2052		TOTAL		14.91	2.29
DC22-2053	ACMA	39.82	43.55	3.73	2.24
DC22-2053		50.55	59.82	9.27	2.09
DC22-2053		169.41	172.63	3.22	3.72
DC22-2053		286.82	290.15	3.33	2.57
DC22-2053		TOTAL		19.55	2.47
DC22-2054	ACMA	10.05	13.42	3.37	3.44
DC22-2054		108.52	148.31	39.79	3.37
DC22-2054		152.89	179.89	27.00	2.70
DC22-2054		TOTAL		70.16	3.11
DC22-2055	ACMA	12.19	35.77	23.58	2.36
DC22-2055		115.85	124.30	8.45	5.11
DC22-2055		131.99	152.88	20.89	4.12
DC22-2055		181.66	187.45	5.79	2.03
DC22-2055		TOTAL		58.71	3.35
DC22-2056	ACMA	2.44	13.33	10.89	17.55
including		7.01	11.13	4.12	44.11
DC22-2056		83.31	86.37	3.06	8.51
DC22-2056		99.82	173.80	73.98	4.21
including		109.12	115.28	6.16	18.20
DC22-2056		TOTAL		87.93	6.02
DC22-2057	ACMA	10.97	21.25	10.28	2.59
DC22-2057		40.56	48.17	7.61	1.97
DC22-2057		52.57	60.64	8.07	1.05
DC22-2057		118.89	123.88	4.99	2.23
DC22-2057		135.23	142.04	6.81	6.04
DC22-2057		147.74	160.25	12.51	3.91
DC22-2057		166.47	173.36	6.89	2.48
DC22-2057		186.43	194.98	8.55	4.04
DC22-2057		TOTAL		65.71	3.09
DC22-2058	ACMA	5.18	14.02	8.84	2.81
DC22-2058		21.46	33.01	11.55	3.50
DC22-2058		112.19	118.57	6.38	3.84
DC22-2058		124.23	138.62	14.39	8.18
including		130.24	136.99	6.75	15.15
DC22-2058		151.79	172.17	20.38	2.83
DC22-2058		TOTAL		61.54	4.31

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DC22-2059	Divide	57.65	76.04	18.39	3.64
DC22-2059		81.48	86.56	5.08	1.01
DC22-2059		95.38	109.70	14.32	2.75
DC22-2059		118.26	122.22	3.96	2.94
DC22-2059		TOTAL		41.75	2.95
DC22-2060	ACMA	10.02	16.48	6.46	7.99
DC22-2060		116.69	121.75	5.06	2.26
DC22-2060		TOTAL		11.52	5.47
DC22-2061	Divide	22.80	25.91	3.11	2.36
DC22-2061		32.72	41.90	9.18	2.10
DC22-2061		55.87	66.97	11.10	2.59
DC22-2061		73.76	81.30	7.54	1.80
DC22-2061		91.09	129.15	38.06	3.08
DC22-2061		172.94	176.31	3.37	2.49
DC22-2061		186.10	196.08	9.98	2.51
DC22-2061		TOTAL		82.34	2.67
DC22-2062	Divide	54.25	87.49	33.24	1.02
DC22-2062		110.99	115.21	4.22	4.76
DC22-2062		126.31	132.65	6.34	9.68
DC22-2062		147.06	197.82	50.76	3.28
DC22-2062		TOTAL		94.56	2.98
DC22-2063	Divide	9.14	15.75	6.61	1.32
DC22-2063		61.13	75.81	14.68	3.12
DC22-2063		130.04	142.14	12.10	22.15
including		135.48	140.91	5.43	47.17
DC22-2063		TOTAL		33.39	9.66
DC22-2067	ACMA	83.17	92.99	9.82	1.43
DC22-2067		123.01	130.91	7.90	2.41
DC22-2067		145.78	160.87	15.09	5.49
DC22-2067		251.68	260.64	8.96	1.05
DC22-2067		273.14	288.11	14.97	1.94
DC22-2067		416.80	434.50	17.70	4.26
DC22-2067		464.06	508.64	44.58	4.50
including		464.06	467.17	3.11	10.79
including		496.00	502.35	6.35	10.26
DC22-2067		582.22	592.53	10.31	2.82
DC22-2067		614.40	626.58	12.18	1.16
DC22-2067		644.08	652.25	8.17	1.79
DC22-2067		724.00	730.65	6.65	1.05
DC22-2067		TOTAL		156.33	3.17

Page | 13

DC22-2082	ACMA	20.56	47.61	27.05	2.53
DC22-2082		60.07	68.99	8.92	2.26
DC22-2082		88.83	94.25	5.42	2.23
DC22-2082		130.34	136.86	6.52	3.71
DC22-2082		400.20	407.52	7.32	2.67
DC22-2082		423.91	427.27	3.36	7.32
DC22-2082		555.07	564.83	9.76	7.75
DC22-2082		568.85	583.94	15.09	3.35
DC22-2082		632.16	641.42	9.26	2.85
DC22-2082		660.08	668.73	8.65	2.19
DC22-2082		684.64	701.30	16.66	4.29
DC22-2082		718.02	724.88	6.86	5.77
DC22-2082		TOTAL		124.87	3.62

Significant intervals represent drilled intervals and not necessarily true thickness of mineralization. Mineralized intervals meet or exceed 3 meters in length above 1 g/t. A maximum of 4 meters of continuous dilution (< 1 g/t) is permitted. Assays from DC22-2033, DC-22-2034, DC22-2036 through DC22-2050, DC22-2052 through DC22-2058, and DC22-2060 represent holes from the 20-meter spaced West ACMA grid drilling and DC22-2059, DC22-2061 through DC22-2066, DC22-2068 through DC22-2081, DC22-2083 through DC22-2088, DC22-2090, DC22-2092, and DC22-2093 represent holes from the Divide 20-meter spaced grid drilling. DC22-2063 interval is subparallel to the mineralized fault zone and mineralized dyke. DC22-2067 interval is subparallel to a mineralized fault zone. Any drill intervals not depicted in this table did not meet the significant interval criteria. Assay data are not yet available from 122.79 m to 234.85 m in DC22-2059, 150.82 m to 300.38 m in DC22-2063, and all of holes DC22-2064 through DC22-2066, DC22-2068 through DC22-2081, and DC22-2083 through DC22-2115.

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